Exhibit 99.1

Novo Integrated Sciences Reports Fiscal Year 2023 First Quarter Financial Results

BELLEVUE, Wash., May 24, 2023 - Novo Integrated Sciences, Inc. (NASDAQ:NVOS) (the “Company” or “Novo”), pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation, today reported its financial results for the fiscal quarter ended November 30, 2022.

Robert Mattacchione, Novo’s CEO and Board Chairman, stated, “The Company remains committed to the commercialization of its proprietary product offerings and the expansion and delivery of its essential services and solutions of how non-catastrophic healthcare is delivered both now and in the future. The Company’s fiscal year 2023 first quarter period emphasized maximizing efficiencies pointed towards future cost savings and margin stability.”

Financial Highlights:

●	As of November 30, 2022, the Company’s cash and cash equivalents were $878 thousand, total assets were $38.2 million, total liabilities were $17.2 million, and stockholders’ equity was $20.9 million.

●	Revenues for the three months ended November 30, 2022 were $3,419,280, representing an increase of $257,353, or 8.1%, from $3,161,927 for the same period in 2021. The increase in revenue is principally due to an increase in outsourced product sales which resulted in an increase in revenue of $607,589. Acenzia’s and Terragenx’s revenue for the three months ended November 30, 2022 was $777,229 and $9,157 , respectively. Revenues from our healthcare services decreased by 7.3% when comparing the revenues for the three months ended November 30, 2022 to the same period in 2021 primarily due to a COVID-19 surge in Ontario province Canada and COVID-19 staffing related shortages limiting clinic and eldercare patient-practitioner direct personal interaction.

●	Operating costs for the three months ended November 30, 2022 were $3,981,493, representing an increase of $1,351,368, or 51.4%, from $2,630,125 for the same period in 2021. The increase in operating costs is principally due to the increase in overhead expenses associated with the operations of Acenzia, PRO-DIP, and Terragenx which was approximately $902,756 for the three months ended November 30, 2022. In subsequent quarters, this increase in overhead expenses associated with Acenzia, PRO-DIP, and Terragenx is projected to decrease as the Company integrates and consolidates operations. Also, an increase in legal and professional fees contributed to the increase in operating expenses.

●	Net loss attributed to Novo Integrated Sciences, Inc. for the three months ended November 30, 2022 was $3,935,413, representing an increase of $2,128,826, or 117.8%, from $1,806,587 for the same period in 2021. The increase in net loss is principally due to (i) an increase in overhead expenses associated with the operations of Acenzia, PRO-DIP, and Terragenx which was approximately $902,756 for the three months ended November 30, 2022, (ii) an increase in interest expense, and (iii) an increase in amortization of debt discounts.

Operational Milestones:

●	The Company completed a registered offering which raised an aggregate of $2,000,000 with the sale of 4,000,000 units consisting of (i) 4,000,000 shares of the Company’s common stock, (ii) warrants with a three-year term to purchase 4,000,000 shares of common stock at an exercise price of $0.50 per share, and (iii) warrants with a five-year term to purchase 4,000,000 shares of common stock at an exercise price of $0.50 per share (the “Offering”).

●	The Company obtained certain waivers and amendments with respect to certain payment and warrant exercise pricing provisions for both the Hudson Bay Master Fund Ltd. and CVI Investments, Inc. aggregate $16.666m senior secured promissory notes.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.

●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.

●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting-edge advancement in patient-first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact

Chris David, COO-President

Novo Integrated Sciences, Inc.

chris.david@novointegrated.com

(888) 512-1195

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of November 30, 2022 (unaudited) and August 31, 2022

	November 30,	August 31,
	2022	2022
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$878,700	$2,178,687
Accounts receivable, net	960,091	1,017,405
Inventory, net	1,010,115	879,033
Other receivables, current portion	1,053,437	1,085,335
Prepaid expenses and other current assets	554,978	571,335
Total current assets	4,457,321	5,731,795

Property and equipment, net	5,563,829	5,800,648
Intangible assets, net	17,708,310	18,840,619
Right-of-use assets, net	2,423,519	2,673,934
Goodwill	7,595,844	7,825,844
TOTAL ASSETS	37,748,823	$40,872,840

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$2,075,124	$1,800,268
Accrued expenses	1,232,519	1,116,125
Accrued interest (including amounts to related parties)	434,521	454,189
Convertible notes payable, net of discount of $2,750,917	6,422,009	9,099,654
Derivative liability	1,390,380	-
Contingent liability	62,855	534,595
Due to related parties	417,718	478,897
Finance lease liability, current portion	8,737	8,890
Operating lease liability, current portion	521,358	582,088
Total current liabilities	12,565,221	14,074,706

Debentures, related parties	918,439	946,250
Government loans and notes payable, net of current portion	157,900	161,460
Finance lease liability, net of current portion	9,466	12,076
Operating lease liability, net of current portion	2,010,041	2,185,329
Deferred tax liability	1,402,966	1,445,448
TOTAL LIABILITIES	17,064,033	18,825,269

Commitments and contingencies	-	-

STOCKHOLDERS’ EQUITY
Novo Integrated Sciences, Inc.
Convertible preferred stock; $0.001 par value; 1,000,000 shares authorized; 0 and 0 shares issued and outstanding at November 30, 2022 and August 31, 2022, respectively	-	-
Common stock; $0.001 par value; 499,000,000 shares authorized; 39,890,811 and 31,180,603 shares issued and outstanding at November 30, 2022 and August 31, 2022, respectively	39,891	31,181
Additional paid-in capital	69,135,417	66,056,824
Common stock to be issued (4,113,411 and 4,149,633 shares at November 30, 2022 and August 31, 2022)	9,382,441	9,474,807
Other comprehensive income	143,828	560,836
Accumulated deficit	(57,753,902)	(53,818,489)
Total Novo Integrated Sciences, Inc. stockholders’ equity	20,947,675	22,305,159
Noncontrolling interest	(262,885)	(257,588)
Total stockholders’ equity	20,684,790	22,047,571
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$37,748,823	$40,872,840

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Three Months Ended November 30, 2022 and 2021 (unaudited)

	Three Months Ended
	November 30,	November 30,
	2022	2021
	(unaudited)	(unaudited)

Revenues	$3,419,280	$3,161,927

Cost of revenues	1,679,747	1,895,461

Gross profit	1,739,533	1,266,466

Operating expenses:
Selling expenses	7,332	168
General and administrative expenses	3,974,161	2,629,957
Total operating expenses	3,981,493	2,630,125

Loss from operations	(2,241,960)	(1,363,659)

Non-operating income (expense)
Interest income	2,281	8,388
Interest expense	(167,243)	(68,730)
Amortization of debt discount	(1,490,513)	(57,840)
Foreign currency transaction losses	(39,301)	(334,554)
Total other income (expense)	(1,694,776)	(452,736)

Loss before income taxes	(3,936,736)	(1,816,395)

Income tax expense	-	-

Net loss	$(3,936,736)	$(1,816,395)

Net loss attributed to noncontrolling interest	(1,323)	(9,808)

Net loss attributed to Novo Integrated Sciences, Inc.	$(3,935,413)	$(1,806,587)

Comprehensive loss:
Net loss	(3,936,736)	(1,816,395)
Foreign currency translation loss	(420,982)	(104,388)
Comprehensive loss:	$(4,357,718)	$(1,920,783)

Weighted average common shares outstanding - basic and diluted	33,855,082	26,924,705

Net loss per common share - basic and diluted	$(0.12)	$(0.07)

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Three Months Ended November 30, 2022 and 2021 (unaudited)

			Additional	Common	Other		Novo
	Common Stock		Paid-in	Stock To	Comprehensive	Accumulated	Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	Income	Deficit	Equity	Interest	Equity
Balance, August 31, 2022	31,180,603	$31,181	$66,056,824	$9,474,807	$560,836	$(53,818,489)	$22,305,159	$(257,588)	$22,047,571
Units issued for cash, net of offering costs	4,000,000	4,000	1,791,000	-	-	-	1,795,000	-	1,795,000
Issuance of common stock to be issued	36,222	36	92,330	(92,366)	-	-	-	-	-
Cashless exercise of warrants	4,673,986	4,674	1,134,376	-	-	-	1,139,050	-	1,139,050
Fair value of stock options	-	-	60,887	-	-	-	60,887	-	60,887
Foreign currency translation loss	-	-	-	-	(417,008)	-	(417,008)	(3,974)	(420,982)
Net loss	-	-	-	-	-	(3,935,413)	(3,935,413)	(1,323)	(3,936,736)
Balance, November 30, 2022	39,890,811	$39,891	$69,135,417	$9,382,441	$143,828	$(57,753,902)	$20,947,675	$(262,885)	$20,684,790

Balance, August 31, 2021	26,610,144	$26,610	$54,579,396	$9,236,607	$991,077	$(20,969,274)	$43,864,416	$(60,261)	$43,804,155

Common stock for services	35,000	35	64,715	-	-	-	64,750	-	64,750
Common stock issued as collateral and held in escrow	2,000,000	2,000	(2,000)	-	-	-	-	-	-
Common stock to be issued for purchase of Terragenx	-	-	-	983,925	-	-	983,925	97,311	1,081,236
Common stock to be issued for purchase of Mullin assets	-	-	-	188,925	-	-	188,925	-	188,925
Value of warrants issued with convertible notes	-	-	295,824	-	-	-	295,824	-	295,824
Fair value of stock options	-	-	154,135	-	-	-	154,135	-	154,135
Foreign currency translation loss	-	-	-	-	(103,533)	-	(103,533)	(855)	(104,388)
Net loss	-	-	-	-	-	(1,806,587)	(1,806,587)	(9,808)	(1,816,395)
Balance, November 30, 2021	28,645,144	$28,645	$55,092,070	$10,409,457	$887,544	$(22,775,861)	$43,641,855	$26,387	$43,668,242

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended November 30, 2022 and 2021 (unaudited)

	Three Months Ended
	November 30,	November 30,
	2022	2021
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,936,736)	$(1,816,395)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	586,166	694,282
Fair value of vested stock options	60,887	154,135
Financing costs for debt extension	1,139,050	-
Common stock issued for services	-	64,750
Operating lease expense	209,846	163,879
Amortization of debt discount	1,490,513	57,840
Foreign currency transaction losses	39,301	334,554
Changes in operating assets and liabilities:
Accounts receivable	28,174	(253,079)
Inventory	(157,118)	12,245
Prepaid expenses and other current assets	1,471	(47,335)
Accounts payable	321,961	(55,056)
Accrued expenses	149,945	82,933
Accrued interest	(9,232)	9,481
Operating lease liability	(202,465)	(161,337)
Net cash used in operating activities	(278,237)	(759,103)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	-	(120,397)
Cash acquired with acquisition	-	29,291
Net cash used in investing activities	-	(91,106)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments to related parties	(48,480)	(3,127)
Repayments of finance leases	(2,763)	(7,088)
Repayment of convertible notes	(2,777,778)	-
Proceeds from the sale of units, net of offering costs	1,795,000	-
Proceeds from issuance of convertible notes, net	-	1,410,000
Net cash (used in) provided by financing activities	(1,034,021)	1,399,785

Effect of exchange rate changes on cash and cash equivalents	12,271	(41,984)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,299,987)	507,592

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	2,178,687	8,293,162

CASH AND CASH EQUIVALENTS, END OF PERIOD	$878,700	$8,800,754

CASH PAID FOR:
Interest	$186,911	$64,522
Income taxes	$-	$-

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Debt discount recognized on derivative liability	$1,390,380	$-
Common stock to be issued for intangible assets	$-	$188,925
Common stock to be issued for acquisition	$-	$983,925